UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2016

Independence Realty Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 North 18th Street, 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 207-2100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (e) At Independence Realty Trust, Inc.’s (“IRT”) Annual Meeting of Stockholders held on May 12, 2016, pursuant to the Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) dated March 31, 2016 filed March 31, 2016 with the Securities and Exchange Commission, the stockholders of IRT approved a proposal to amend and restate the IRT Long Term Incentive Plan (the “LTIP”), including increasing the number of IRT’s shares of common stock authorized for issuance under the LTIP and extending the term of the LTIP, and to terminate the IRT Independent Directors Compensation Plan (the “IDCP Termination”). The description of the terms and conditions of the LTIP and the IDCP Termination set forth in the Proxy Statement under the caption “PROPOSAL 3. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE LTIP AND THE TERMINATION OF THE INDEPENDENT DIRECTORS PLAN” is incorporated herein by reference. Copies of the LTIP and the IDCP Termination are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At IRT’s Annual Meeting of Stockholders held on May 12, 2016 pursuant to the Proxy Statement, the voting results were as follows:

  (a)   Proposal 1. Each of the following nominees was elected to the Board of Directors as follows:

Director	Votes For	Votes Against	Votes Abstain	Broker Non-Vote

Scott F. Schaeffer	29,862,566	302,070	83,871	12,170,527
William C. Dunkelberg	29,694,291	463,530	90,686	12,170,527
Robert F. McCadden	29,572,591	589,532	86,384	12,170,527
Mack D. Pridgen III	29,858,123	300,206	90,178	12,170,527
Richard H. Ross	29,877,784	278,333	92,390	12,170,527
DeForest B. Soaries	29,541,412	617,042	90,053	12,170,527
Sharon M. Tsao	29,563,278	606,384	78,845	12,170,527

(b)   Proposal 2. The proposal to approve the selection of KPMG LLP as IRT’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved as follows:

Votes for	41,666,331
Votes against	625,478
Votes abstain	127,225
Broker non-votes	0

(c)   Proposal 3. The proposal to amend and restate the LTIP and to terminate the IRT Independent Directors Compensation Plan was approved as follows:

Votes for	28,503,828
Votes against	1,557,874
Votes abstain	186,805
Broker non-votes	12,170,527

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

May 17, 2016	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Independence Realty Trust, Inc. (“IRT”) 2016 Long Term Incentive Plan, as amended and restated as of May 12, 2016.
10.2	Termination of the IRT Independent Directors Compensation Plan as of May 12, 2016.